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                                                                     EXHIBIT 4.1

                                                                    COMMON STOCK
COMMON STOCK

                                                                       SHARES


                                                                 SEE REVERSE FOR
                                                             CERTAIN DEFINITIONS

                                                            CUSIP ______________

                            PARKER DRILLING COMPANY
              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

THIS CERTIFIES THAT

IS OWNER OF

           FULLY PAID AND NONASSESSABLE SHARES OF THE COMMON STOCK OF

Parker Drilling Company (hereinafter called the "Corporation") transferable on the books of the Corporation by the holder hereof, in person or by duly authorized attorney, upon surrender of this Certificate properly endorsed.
This Certificate and the shares represented thereby are issued and shall be held subject to all the provisions of the Restated Certificate of Incorporation and By-laws of the Corporation as amended from time to time, copies of which are on file with the Transfer Agent, to all of which the holder by acceptance hereof assents. This Certificate is not valid until countersigned by the transfer agent and registered by the registrar.

         Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.


DATED:
                                                                          [SEAL]
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                            PARKER DRILLING COMPANY

         THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS, A FULL STATEMENT OF THE PREFERENCES, PRIVILEGES, RESTRICTIONS, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF AND QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR OTHER RIGHTS. SUCH STATEMENT MAY BE OBTAINED BY A REQUEST IN WRITING TO THE OFFICE OF THE CORPORATION OR TO THE OFFICE OF THE TRANSFER AGENT.

         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:


TEN COM  -as tenants in common     UNIF GIFT MIN ACT -         Custodian
                                                      ---------         -------
                                                       (Cust)           (Minor)

TEN ENT  -as tenants by the entities             Under Uniform Gifts to Minors
                                                 Act
JT TEN   -as joint tenants with right of             ---------------------
          survivorship and not as tenants                 (State)
          in common
             Additional abbreviations may also be used though not on the above list.

         For value received, _______________________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER BY ASSIGNEE

[                         ]
                           -----------------------------------------------------

- -------------------------------------------------------------------------------.
Please print or typewrite name and address including postal zip code of assignee

- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------
Shares of the capital stock represented by the within certificate, and do hereby irrevocably constitute and appoint

- --------------------------------------------------------------------------------
Attorney to transfer the said stock on the books of the within-named
Corporation with full power of substitution in the premises.


Dated
     --------------------------


                                    --------------------------------------------
                                    The signature to this assignment must
                                    correspond with the name a written upon the face of the Certificate, in every particular, without alteration or enlargement, or any change whatever.


SIGNATURE GUARANTEED:

By:
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